UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2006

ALPHA PRO TECH, LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	01-15725	63-1009183
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

60 Centurian Drive, Suite 112, Markham, Ontario L3R 9R2

Address of principal offices  Zip Code

Registrant’s telephone number including area code: 905-479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications puruant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(4))

Item 2.02   Results of Operations and Financial Condition.

On May 8, 2006 registrant issued a release announcing its financial results for the first quarter ended March 31, 2006.

The text of that release is filed herewith as an exhibit to this report on form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 1. Release dated May 8, 2006 announcing registrants financial results for the first quarter ended March 31, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Pro Tech, Ltd.
(Registrant)

Date May 8, 2006	/s/ LLOYD HOFFMAN
Lloyd Hoffman
Chief Financial Officer and Senior Vice President